Exhibit 10.2

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as may be amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) dated as of May 9, 2024, is executed by each of GB HRP, LLC (the “Pledgor”), in favor of EAST WEST BANK, a California banking corporation (“East West”), as administrative, payment and collateral agent (together with its successors and permitted assigns in such capacity, “Agent”) for itself, as a Lender (defined below) and for the other Lenders from time to time party to the Loan Agreement (defined below).

W I T N E S S E T H:

WHEREAS, Pledgor owns one-hundred percent (100%) of the Equity Interests in GB HEI, LLC, a Delaware limited liability company (“Borrower”), as more particularly described on Schedule I attached hereto;

WHEREAS, Borrower, Agent and certain financial institutions (“Lenders”) have entered into that certain Loan and Security Agreement, dated as of the date hereof, pursuant to which such Lenders will make a Loan to Borrower (as may be amended, restated or modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower pledged all of its assets to Agent as Collateral for the Indebtedness and other obligations of Borrower under the Loan Documents as required under the Loan Agreement;

WHEREAS, Pledgor, as the sole owner of all issued and outstanding Equity Interests of Borrower, hereby acknowledges that it will directly and indirectly benefit from the making of such Loan to Borrower;

NOW, THEREFORE, in consideration of the agreements made by Agent and Lenders for the benefit of Borrower in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Loan Agreement.

2. Pledge.

(a) As security for the payment and performance of all of the Indebtedness, Pledgor hereby pledges and grants to Agent for the term of the Loan Agreement, for the benefit of Agent and Lenders, a continuing security interest in, all of the following, whether now existing or hereafter owned, existing or arising (the “Subject Collateral”):

(i) all of the record and beneficial interest of Pledgor in the Borrower, including, without limitation, the Equity Interests described on Schedule I hereto (collectively, the “Subject Equity Interests”);

(ii) all documents, certificates and/or instruments representing any of the foregoing and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, without duplication of the foregoing (or limiting it in any way) all rights and interests of every kind (including without limitation any economic rights, rights of governance and control, and rights to information inuring to the owner of the Subject Equity Interests or any portion thereof), in each case solely with respect to such Subject Equity Interests, except for any distributions with respect to the Subject Equity Interests that are not prohibited under the Loan Documents;

(iii) all products and proceeds of all of the foregoing; and

(iv) without duplication of the foregoing (or limiting it in any way), all rights, interests and status of an owner of the Subject Equity Interests as a “member” of the Borrower.

(b) Pledgor agrees to deliver to Agent, for the benefit of itself and Lenders, promptly upon receipt and in due form for transfer, certificates evidencing the Subject Equity Interests if any exist, and any other Subject Collateral which may at any time or from time to time come into the possession or control of Pledgor; and prior to the delivery thereof to Agent, such Subject Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Agent.

(c) If at any time the Subject Collateral is held by a custodian, Pledgor further agrees to obtain the written acknowledgment of such custodian of the Subject Collateral that (i) all rights of Pledgor in the Subject Collateral are subject to such security interest granted hereunder, (ii) such custodian is authorized and instructed to comply with any instruction of Agent with respect to disposition or transfer of the Subject Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between instructions given by Agent and instructions given by Pledgor, Agent’s instructions shall control. It is Pledgor’s intent that, by virtue of this Agreement and such acknowledgments, Agent is granted “control” within the meaning of Section 9-106 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Subject Collateral and any deposit account to which the Subject Collateral is credited. Pledgor hereby agrees that it will not grant “control” (within the meaning of such Sections of the UCC) to any Person other than Agent with respect to the Subject Collateral or any deposit account to which the Subject Collateral is credited.

3. Warranties; Further Assurances; Covenants.

(a) Warranties. Pledgor warrants to Agent that: (i) Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Subject Collateral owned by it free and clear of all Liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder and any Permitted Liens; (ii) the pledge and delivery of the Subject Collateral owned by it pursuant to this Agreement will create a valid first priority, perfected security interest in such Subject Collateral in favor of Agent and its assigns, subject to any Permitted Liens; and (iii) the Subject Collateral is not classified as, and agrees that it shall take no action to classify the Subject Collateral as, certificated securities under the terms of Article 8 of the applicable Uniform Commercial Code.

(b) Further Assurances. So long as any of the Indebtedness shall be outstanding, Pledgor hereby consents, to the extent required under Applicable Law, to the filing of such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the, same in all public offices reasonably deemed necessary or appropriate by Agent) and do such other acts and things, all as Agent may from time to time reasonably request, to establish and maintain a valid, first priority perfected security interest in the Subject Collateral (free of all other Liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure the performance and payment of the Indebtedness.

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(c) Covenants. Pledgor covenants and agrees that until the termination of the Loan Agreement and release of the Collateral thereunder in accordance with the Loan Agreement:

(i) Pledgor shall not, without the express prior written consent of Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Subject Equity Interests pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Subject Collateral;

(ii) Pledgor will execute and deliver to Agent such endorsements and similar documents relating to the Subject Collateral, satisfactory in form and substance to Agent, as Agent may reasonably request;

(iii) Pledgor will furnish Agent such information concerning the Subject Collateral as Agent may from time to time reasonably request in accordance with the Loan Agreement, and will permit Agent or any designee of Agent, from time to time, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Subject Collateral, and will, upon request of Agent at any time when an Event of Default has occurred and is continuing, deliver to Agent copies of all such records and papers which pertain to the Subject Collateral;

(iv) without the prior written consent of Agent, Pledgor will not cause the Borrower to issue or otherwise consent to the issuance of any additional Equity Interests to any Person other than Pledgor;

(v) without limiting the foregoing, the Borrower shall not amend or otherwise modify (and Pledgor shall not consent to any such amendment or other modification of) the charter or any of organizational documents of the Borrower in any manner that negatively affects the rights of Agent under this Agreement or any other Loan Document or the rights of Agent in the Subject Collateral (including any rights arising following the exercise of Agent’s remedies under the Loan Documents as to the Subject Collateral);

(vi) without limiting the foregoing, Pledgor covenants and agrees that without the prior written consent of Agent, it will not approve any action by the Borrower to (A) convert any Subject Equity Interests that, as of the date hereof, is uncertificated into certificated interests or (B) otherwise issue any certificates evidencing or purporting to evidence any Subject Equity Interests; and

(vii) without limiting the foregoing, Pledgor covenants and agrees that it shall not, without the Agent’s prior written consent, change its name, convert from one type of entity to another type, change its principal place of business, or make any material changes in the nature of its business as carried on as of the Closing Date.

4. [Reserved].

5. Voting Rights, Dividends, etc. Notwithstanding any other provisions contained in this Agreement, so long as the Indebtedness remains unpaid, and so long as Agent has not given the notice referred to in Subsection 5(c) below:

(a) Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights (any exercise by Pledgor of such purchase or subscription rights may be made only from funds of Pledgor not comprising the Subject Collateral) relating or pertaining to the Subject Collateral or any part thereof for any purpose; provided, that Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Subject Collateral or any part thereof or any other material adverse effect in relation to the Collateral or Pledgor’s obligations pursuant to the Loan Agreement or any other Loan Document.

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(b) Pledgor shall be entitled to receive and retain any and all dividends, interest or other cash distributions payable on or in respect of the Subject Collateral which are paid in cash if such dividends, interest or other distributions are not prohibited by the Loan Documents, but all dividends, interest and distributions in respect of the Subject Collateral or any part thereof made in Subject Equity Interests, whether resulting from a subdivision, combination or reclassification of Subject Collateral or any part thereof or received in exchange for Subject Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Person who issues a Subject Security may be a party or otherwise or as a result of any exercise of any purchase or subscription rights, shall, to the extent received following an Event of Default or otherwise not in accordance with the terms and provisions of the Loan Agreement and the other Loan Documents, be and become part of the Subject Collateral hereunder and, if received by Pledgor, to the extent received following an Event of Default or otherwise not in accordance with the terms and provisions of the Loan Agreement and the other Loan Documents, shall be forthwith delivered to Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(c) Upon written notice delivered to Pledgor from Agent that an Event of Default exists, and at all times during the continuance of such Event of Default, all rights and powers which Pledgor is entitled to exercise pursuant to this Section 5, and all rights of Pledgor to receive and retain dividends pursuant to Subsection 5(b) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Agent which shall have, during the continuance of such Event of Default the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest or other distributions; provided, that such authority and rights shall automatically revert back to Pledgor once such Event of Default is waived or cured. Any and all money and other property paid over to or received by Agent pursuant to this Subsection 5(c) shall be retained by Agent as additional Subject Collateral hereunder and applied in accordance with the provisions of the Loan Documents.

6. Remedies.

(a) Agent (personally or through an agent) is hereby authorized and empowered as of the date hereof, upon the occurrence and during the continuance of an Event of Default, to exercise from time to time any rights and remedies available to it under the UCC as in effect in the State of New York or otherwise available to it under the Loan Documents or other Applicable Law. Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, Agent (personally or through an agent), to the extent necessary to satisfy the Indebtedness, (i) may, to the fullest extent permitted by Applicable Law, without notice, advertisement, hearing or process of law of any kind, (A) sell any or all of the Subject Collateral, free of all rights and claims of Pledgor therein and thereto, at any public or private sale and (B) bid for and purchase any or all of the Subject Collateral at any such public sale, (ii) shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Subject Collateral, (iii) transfer all or any part of the Subject Collateral into the name of Agent or any nominee or sub-agent for Agent, with or without disclosing that such Subject Collateral is subject to the Lien, pledge and security interest hereunder, (iv) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Subject Collateral, (v) notify the Borrower to make payment directly to Agent of any amounts due with respect to the Subject Collateral, (vi) enforce collection of any of the Subject Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (vii) take control of any proceeds of the Subject Collateral and otherwise realize the economic rights with respect thereto. Except as set forth herein, Pledgor hereby expressly waives, to the fullest extent permitted by Applicable Law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Agent of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Subject Collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition. Any proceeds of any of the Subject Collateral may be applied by Agent to the payment of reasonable expenses in connection with the Subject Collateral, including, without limitation, reasonable and documented attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by Agent toward the payment of the Indebtedness, and in such order of application, as Agent may from time to time elect (and, after payment in full of all Indebtedness, any excess shall be delivered to Pledgor or as a court of competent jurisdiction shall direct).

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(b) Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Subject Collateral as it may be reasonably advised by counsel is necessary in order to (i) avoid any violation of Applicable Law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Subject Collateral) or (ii) obtain any required approval of the sale or of the purchase by any Governmental Authority or official, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Agent shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that Subject Collateral is sold in compliance with any such limitation or restriction. Pledgor waives any right it may now or hereafter have to require Agent to marshal any of the collateral from time to time securing the Indebtedness guaranteed by such Pledgor or any other guarantor.

7. Waiver of Transfer Restrictions. Pledgor and the Borrower hereby consent to the terms and conditions contained in this Agreement and, to the transactions contemplated thereby, notwithstanding any limitations or restrictions on such transactions set forth in the governing documents of Borrower or otherwise with respect to the transfer of any of the Subject Collateral. Without limiting the foregoing, Pledgor and the Borrower agree that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of any of the Subject Collateral shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Agent’s rights and remedies under this Agreement, as amended from time to time, and upon Agent’s exercise of its rights and remedies under this Agreement (as amended from time to time), Agent, a purchaser at a foreclosure sale of the Subject Collateral or any such party’s designee shall be immediately and automatically admitted as an owner of the Borrower with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or the Borrower or to provide or comply with a right of first refusal or option to purchase with respect to any of the Subject Collateral in favor of any owner, the Borrower or any other Person, notwithstanding anything in the governing documents of Borrower, any agreement to which Pledgor is now or hereafter a party with respect to any of the Subject Collateral or otherwise to the contrary or in conflict thereof.

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8. Proxy. Agent (personally or through an agent) is hereby authorized and empowered as of the date hereof to (upon the occurrence of an Event of Default and during the continuation of such Event of Default), and concurrently with delivery of a written notice of an Event of Default pursuant to the terms and provisions of the Loan Agreement (a “Default Notice”) to Pledgor and the Borrower: (i) transfer and register in its name or in the name of its nominee the whole or any part of the Subject Collateral, (ii) exercise all rights, powers, options and remedies provided for in the Loan Agreement and the other Loan Documents or under the applicable Uniform Commercial Code or other Applicable Law, (iii) exchange certificates or instruments representing or evidencing Subject Collateral for certificates or instruments of smaller or larger denominations, (iv) exercise the voting and all other rights of governance and control as a holder with respect thereto, (v) collect and receive all cash dividends, interest, principal and other distributions made thereon and otherwise realize the economic rights with respect thereto, (vi) sell in one or more sales after 10 days’ written notice to Pledgor of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Subject Collateral and (vii) otherwise act with respect to the Subject Collateral as though Agent was the outright owner thereof and a “Member” of the Borrower. All rights and remedies under this Agreement and the other Loan Documents are cumulative and are not alternative to or exclusive of any other rights or remedies Agent may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may reasonably deem fair and Agent may be the purchaser of the whole or any part of the Subject Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or (to the maximum extent permitted by Applicable Law) any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its reasonable discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE SUBJECT COLLATERAL, INCLUDING THE RIGHT TO VOTE THE SUBJECT EQUITY INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO; PROVIDED, THAT SUCH PROXY AND ATTORNEY-IN-FACT SHALL ONLY BE EXERCISED BY AGENT DURING THE EXISTENCE AND CONTINUANCE OF AN EVENT OF DEFAULT UPON DELIVERY OF A DEFAULT NOTICE TO PLEDGOR AND THE BORROWER WITH RESPECT THERETO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL, IN CASH AND OTHERWISE FULLY SATISFIED. IN ADDITION TO THE RIGHT TO VOTE THE SUBJECT EQUITY INTERESTS, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE SUBJECT EQUITY INTERESTS WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, MEMBERS AND PARTNERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, MEMBERS AND PARTNERS AND VOTING AT SUCH MEETINGS) AND TO TAKE ALL ACTIONS AS AGENT MAY CONSIDER NECESSARY IN ITS SOLE DISCRETION TO PROTECT, PERFECT AND REALIZE UPON ITS LIEN AND SECURITY INTEREST IN THE SUBJECT COLLATERAL. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUBJECT EQUITY INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE SUBJECT EQUITY INTERESTS OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UPON WRITTEN NOTICE OF SAID EVENT OF DEFAULT TO PLEDGOR. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, OTHER THAN DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AGENT (AS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT).

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9. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or Borrower for liquidation or reorganization, should Pledgor or Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Indebtedness, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. This paragraph shall survive the repayment of the Indebtedness and the termination of the Loan Agreement for the period of any applicable “voidable preference”, “fraudulent conveyance”, or otherwise pursuant to Applicable Law.

10. General.

(a) Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Subject Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Agent to preserve or protect any rights with respect to the Subject Collateral against prior parties, or to do any act with respect to preservation of the Subject Collateral not so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Subject Collateral.

(b) No delay on the part of Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Agent and Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) All obligations of Pledgor and all rights, powers and remedies of Agent expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by Applicable Law or in any other written instrument or agreement relating to any of the Indebtedness or any security therefor.

(d) Upon notice to Pledgor, Agent may assign, without Pledgor’s consent, its interests in this Agreement and the other Loan Documents to any other Person, including, without limitation, any of Agent’s affiliates, subject to the provisions set forth in the Loan Agreement with respect to assignments of the Loan.

(e) This Agreement shall be binding upon Pledgor and Agent and their respective permitted successors and assigns in accordance with the Loan Agreement, and shall inure to the benefit of Pledgor and Agent and the permitted successors and assigns of Agent in accordance with the Loan Agreement.

(f) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

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11. Governing Law; Jurisdiction; Service of Process; Venue.

(a) EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY, AND ENFORCED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING THE CHOICE OF LAW RULES THEREOF. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE FOLLOWING COURTS:

STATE COURT: CIRCUIT COURT FOR NEW YORK COUNTY, NEW YORK;

FEDERAL COURT: UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; OR,

(TO THE EXTENT PERMITTED BY APPLICABLE LAW) AT THE OPTION OF AGENT, ANY OTHER COURT LOCATED IN THE STATE WHERE THE COLLATERAL IS LOCATED IN WHICH IT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH SHALL HAVE SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER, PLEDGOR, AGENT AND LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING HERE FROM. PLEDGOR, AGENT AND LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT.

(b) PLEDGOR AND AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT EACH MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION 11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PLEDGOR AND AGENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. PLEDGOR FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 11 ARE A MATERIAL INDUCEMENT TO LENDER’S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE.

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12. Waiver of Subrogation. Pledgor hereby waives any right to exercise or obtain any benefit from any rights of subrogation or otherwise in the nature of subrogation, whether following the exercise of rights and remedies by Agent or otherwise, against the Borrower or Agent. Without limiting the foregoing, Pledgor hereby acknowledges and agrees that Agent shall have no duty or obligation (whether under this Agreement or otherwise at law or equity) to take action at any time to project any rights or benefits of subrogation for Pledgor.

13. Loan Agreement. Pledgor hereby agrees to be bound by any covenants stated to be binding upon them in the Loan Agreement and such covenants are hereby incorporated by reference as if fully set forth herein.

14. Modification. This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

15. Assignment; Successors and Assigns. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Indebtedness as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement. THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS.

16. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Agreement even though all signatures do not appear on the same document. Receipt of an executed signature page to this Agreement by facsimile, portable document format (.pdf), attachment to an email or other electronic transmission shall constitute effective delivery thereof.

17. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

18. Severability of Provisions. Any provision which is determined to be unconscionable, against public policy or any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

19. Non-Recourse. Recourse against the Pledgor for the payment of the Indebtedness or any other amounts owing by the Pledgor hereunder shall be had only against the Subject Collateral, and the Pledgor shall not have any other liability for the Indebtedness arising in connection with the other Loan Documents; provided, however, that the Agent shall have all rights and remedies available to it at law or equity with respect to any breach by the Pledgor of the Pledgor’s obligations under this Agreement.

[Remainder of page intentionally blank; signature page follows.]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

Address for notices:	PLEDGOR:

c/o Glassbridge Enterprises, Inc.	GB HRP, LLC
551 Madison Avenue, Suite 800,
New York, NY 10022
Attention: Daniel Strauss
Email: dstrauss@glassbridge.com	By:	/s/ Daniel Strauss
	Name:	Daniel Strauss
	Title:	President

[Signature Page]

Pledge Agreement

Address for Notices:	AGENT:

East West Bank	EAST WEST BANK
535 Madison Ave, 8th Floor
New York, NY 10022
Attn: Joseph Weingarten and	By:	/s/ Joseph Weingarten
Rita Duggan	Title:	Joseph Weingarten
Email: joe.weingarten@eastwestbank.com; rita.duggan@eastwestbank.com; nypmstructuredfinance@eastwestbank.com
Tel: + 1 (212) 298-3808; or
+1 (212) 266-7987

[Signature Page]

Pledge Agreement

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees to the terms of, and agrees to be bound by, the Pledge Agreement and to promptly note on its books and records the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any of the Subject Collateral in the name of Agent or its nominee or the exercise of voting rights by Agent, and, after written notice from Agent that an Event of Default has occurred, each agrees, that in acting upon the instructions of Agent, it will not require the further consent of, or seek further instruction from, Pledgor at any time. The undersigned will not permit Pledgor to take any action to classify the Subject Collateral as certificated securities under the terms of Article 8 of the applicable Uniform Commercial Code without the express, prior written consent of Agent.

[Signature Page Follows]

[Acknowledgment]

Pledge Agreement

ACKNOWLEDGED AND AGREED:

GB HEI, LLC,
a Delaware limited liability company

By:
Name:	Daniel Strauss
Title:	President

[Acknowledgment]

Pledge Agreement

SCHEDULE I

SUBJECT EQUITY INTERESTS

Name of Borrower	Pledgor	Percentage of Ownership
GB HEI, LLC, a Delaware limited liability company	GB HRP, LLC, a Delaware limited liability company 551 Madison Avenue, Suite 800 New York, NY 10022	100%